Schedule A

Trusts and Portfolios Covered by the Amended and Restated Sub-Advisory Agreement

between

Fidelity Management & Research Company LLC

and

Fidelity Management & Research (Hong Kong) Limited

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Concord Street Trust	Fidelity Large Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Concord Street Trust	Fidelity Mid-Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Concord Street Trust	Fidelity Small Cap Stock K6 Fund	Equity	03/01/2024
Fidelity Contrafund	Fidelity Contrafund K6	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Blue Chip Growth ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Blue Chip Value ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Fundamental Large Cap Core ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Fundamental Large Cap Growth ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Fundamental Small-Mid Cap ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Magellan ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Real Estate Investment ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Sustainable U.S. Equity ETF	Equity	03/01/2024
Fidelity Covington Trust	Fidelity Women’s Leadership ETF	Equity	03/01/2024
Fidelity Devonshire Trust	Fidelity Equity-Income K6 Fund	Equity	03/01/2024
Fidelity Devonshire Trust	Fidelity Mid Cap Value K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity Diversified International K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity International Capital Appreciation K6 Fund	Equity	03/01/2024
Fidelity Investment Trust	Fidelity International Discovery K6 Fund	Equity	03/01/2024
Fidelity Magellan Fund	Fidelity Magellan K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Equity Growth K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company K6 Fund	Equity	03/01/2024
Fidelity Mt. Vernon Street Trust	Fidelity Growth Strategies K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Balanced K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Low-Priced Stock K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Puritan K6 Fund	Equity	03/01/2024
Fidelity Puritan Trust	Fidelity Value Discovery K6 Fund	Equity	03/01/2024
Fidelity Securities Fund	Fidelity Blue Chip Growth K6 Fund	Equity	03/01/2024
Fidelity Securities Fund	Fidelity OTC K6 Portfolio	Equity	03/01/2024
Fidelity Securities Fund	Fidelity Small Cap Growth K6 Fund	Equity	03/01/2024

Fidelity Management & Research Company LLC	Fidelity Management & Research (Hong Kong) Limited

By: /s/Christopher J. Rimmer	By: /s/Sharon LeCornu
Name: Christopher J. Rimmer	Name: Sharon LeCornu
Title: Treasurer	Title: Director